UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2012

LUSTROS INC.

(Exact name of Registrant as specified in its charter)

Utah	000-30215	87-9369569
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1005 South Center Redlands, CA 92373 (Address of principal executive offices) Phone: (909) 253-0774 (Registrant’s Telephone Number)

Copy of all Communications to:

Zouvas Law Group, P.C.

2368 Second Avenue, 1st Floor

San Diego, CA 92101

Phone: 619.688.1715

Fax: 619.688.1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a) Resignation of Officers

a.	On August 22, 2012 Zirk Engelbrecht resigned as Chief Executive Officer of the Company. Mr. Engelbrecht retained his position as Chairman of the Board of Directors. His resignation from the Chief Executive Officer position is not the result of a disagreement with the Company.

(b)   Appointment of Officers

a.	On August 22, 2012 Gonzalo Troncoso, the Company’s current President and Chief Operating Officer, was appointed Chief Executive Officer of the Company.
b.	On August 22, 2012 Myoung Won Sohn, a member of the Company’s Board of Directors, was appointed as President of the Company.

(c) Resignation of Directors

a.	On August 22, 2012 the Board of Directors accepted the resignations of Angelique de Maison, Benjamin Dickey, Larry Zielke and Trisha Malone as members of the Board of Directors. Mr. Zielke retains his position as General Counsel and Senior Vice President of the Company. Ms. Malone retains her position as Chief Financial Officer and Corporate Secretary of the Company. None of these resignations are the result of a disagreement with the Company.

(d) On August 22, 2012 the size of the Board of Directors was set at six members.

(e) Appointment of Directors

a.	On August 22, 2012 Richard Berman was appointed as a member of the Board of Directors.

The biography for Mr. Berman is set forth below:

Richard Berman’s business career spans over 35 years of venture capital, senior management and merger & acquisitions experience. In the past 5 years, Mr. Berman has served as a director and/or officer of over a dozen public and private companies. From 2006 to 2011, he was Chairman of National Investment Managers, a company with $12 billion in pension administration assets. In 2012, he became vice chairman of Energy Smart Resources, Inc. and Mr. Berman is a director of six private and three public companies: Advaxis, Inc., Neostem, Inc. and now Lustros, Inc. From 1998 to 2000, he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO.

Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments; created the largest battery company in the world in the 1980’s by merging Prestolite, General Battery and Exide to form Exide Technologies (XIDE); helped to create what is now Soho (NYC) by developing five buildings; and advised on over $4 billion of M&A transactions (completed over 300 deals). He is a past Director of the Stern School of Business of NYU where he obtained his BS and MBA. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively.

ITEM 8.01

Other Events

On August 22, 2012 the Company completed the formation of Lustros Chile SpA, a 100% owned subsidiary, formed for the purpose of consolidating the Company’s business in Chile.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUSTROS INC.
Date: August 23, 2012	By: /s/ Trisha Malone
Trisha Malone
Chief Financial Officer

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